PALISADES

Residential Mortgage Credit Risk Management

Overview of Capabilities

Jack L. Macdowell, Jr., CFA

Chief Investment Officer

March | 2014

FORWARD-LOOKING STATEMENTS

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates, including The Palisades Group LLC ("BANC," "TPG," the "Company," "we," "us" or "our"). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the Company's recently completed acquisitions, including the acquisitions of The Private Bank of California, CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of the transactions and the amount of the costs, fees, expenses and charges related to the transactions; (ii) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (iii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iv) the quality and composition of our securities and loan portfolios; (v) changes in general economic conditions, either nationally or in our market areas; (vi) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vii) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (viii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (ix) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (x) our ability to control operating costs and expenses; (xi) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xii) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xiii) the network and computer systems on which we depend could fail or experience a security breach; (xiv) our ability to attract and retain key members of our senior management team; (xv) costs and effects of litigation, including settlements and judgments; (xvi) increased competitive pressures among financial services companies; (xvii) changes in consumer spending, borrowing and saving habits; (xviii) adverse changes in the securities markets; (xix) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xx) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxi) inability of key third-party providers to perform their obligations to us; (xxii) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxiii) war or terrorist activities; and (xxiv) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

PALISADES

- An SEC-registered investment adviser and subsidiary of Banc of California, Inc. (NASDAQ: BANC)
- Banc of California is the $3.5+ billion financial holding company of Banc of California, N.A.
- Palisades specializes in residential mortgage credit, real estate and fixed income strategies
- Diligence, underwriting, acquisition, management, securitization and whole loan trading

INVESTMENT MANAGEMENT

AS OF FEBRUARY 2014	
Loans under Management	11,000
Mortgage Balance under Management	$2.4 billion
Capital Under Management/Advisory	$1.8 billion
Separate Account Clients	Bank, Family Office, P/E, Insurance Co.

Development of Core Tenets

Team Experience



Underwriting & Origination
Aggregation
Loan Servicing
Vendor Management (Captive & 3rd Party)
Securitization / Financing
Whole Loan & Securities Trading
Portfolio & Asset Management

CORE TENETS

Management Tenets

- Quality Partners
- Solutions aimed at Keeping Borrowers in Home
- Maintain Cash Flow
- Preservation of Value

Client Tenets

- Ensure Alignment of Interests
- Offer Transparency
- Maintain Control of Assets

PALISADES

MARKET INTELLIGENCE / ANALYTICS / REPORTING	DILIGENCE	TRANSACTION MGMT	PORTFOLIO MANAGEMENT
▪ Sourcing	▪ Underwriting	▪ Document Negotiation	▪ Strategy Formation
▪ Valuation	▪ Loan Level Compliance	▪ Entity Formations	▪ Loan Level Decisions
▪ Fee Reconciliation/Recap	▪ Title Review	▪ Rating Agency	▪ Vendor Oversight
▪ Daily Feeds	▪ Property Value	▪ Securitization/Financing	▪ Default Management
▪ Portfolio Transparency	▪ Collection Note Review	▪ Settlement	▪ Trading

WHY DID WE BUILD THIS AND WHAT DO WE DO WITH IT?

MARKETS

- Palisades provides clients with access to diversified pool of residential assets
- Portfolios may be constructed with varying degrees of credit risk and duration

SEASONED LOANS	▪ NON-PERFORMING MORTGAGE LOANS ▪ SUB-PERFORMING MORTGAGE LOANS ▪ RE-PERFORMING MORTGAGE LOANS
NEWLY ORIGINATED LOANS	▪ EXPANDED CREDIT & NON-QM LOANS
SECURITIES	▪ MEZZANINE, SUBORDINATE STRUCTURED SECURITIZATION

MORTGAGE DELINQUENCIES CONTINUE TO IMPROVE

- Serious mortgage delinquencies have improved significantly since depths of crisis
- Delinquencies are **6.39%** versus the **10.06%** at peak
- Foreclosures are now reported to be **2.86%** versus peak of **4.64%**


Foreclosure %
30+ Day Delinquency %
% of Total Mortgage Market
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Mar-79
Apr-80
May-81
Jun-82
Jul-83
Aug-84
Sep-85
Oct-86
Nov-87
Dec-88
Jan-90
Feb-91
Mar-92
Apr-93
May-94
Jun-95
Jul-96
Aug-97
Sep-98
Oct-99
Nov-00
Dec-01
Jan-03
Feb-04
Mar-05
Apr-06
May-07
Jun-08
Jul-09
Aug-10
Sep-11
Oct-12
Nov-13
30+ (No FC/REO)
FC

Source: Bloomberg, Mortgage Bankers Association

BULL MARKET IN HOME PRICES

- Home prices have stabilized and been improving consistently for **20 months**
- Home prices are up **24%** from the trough reached in 2012
- Home prices remain **20%** % below their peak
- Accommodative policy linked to housing market (rates -  - home prices)



Home Price Trends
S&P 20 City Composite Index
250
200
150
100
50
0
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
S&P 20 City Index

LENDING MARKETS

- Most new origination has been focused on refinance market to take advantage of low rates
- 1H'2013 had significant interest from mortgage conduits to acquire prime jumbo loans
- Rise in rates created competition from bank balance sheets
- Refinance wave subsided leaving mortgage lenders with a need to expand product offerings
- "Qualified Mortgage" and "Ability-to-Repay Rule" defined for market

Ability-to-Repay	Qualified Mortgage
Verification of Income/Assets	No Interest Only
Verification of Employment	No Negative Amortization
Monthly Mortgage Payments	No Balloon Payments
Current Debt Obligations	Maximum Rate of 1.5% over Prime
Monthly Debt-to-Income	30 year Maximum Loan Term
Residual Income	No HELOCs or Reverse Mortgages
Credit History	43% Maximum Debt-to-Income
	Underwritten using Max Rate (5-years)

CAPITAL MARKETS / SECURITIZATION

- Capital markets for securitization are coming back in new form
- Plain vanilla offerings which are significantly less complex have been issued
- Mostly in the prime jumbo space for rated deals
- Strong demand from investors for non-rated, short duration bonds

RATING AGENCIES

- Actively rating high quality prime jumbo-backed securities
- Developing criteria for seasoned loan pools backed by non-performing and re-performing loans
- Cost of financing will likely continue to improve

SEASONED MORTGAGE LOANS

- While market is improving in most every facet, banks still have legacy assets to sell
- Banks alone have more than **$100 billion** in troubled debt restructurings*
  - Regulatory scrutiny and increased FDIC premiums
  - Incentivized to sell
- Re-performing / sub-performing market loan estimated to exceed **$400 billion****
- Non-performing loan market estimated to exceed **$500 billion*****
- Relatively small group of participants in the large bulk pool space
- Counterparty credibility:
  - Ability to execute - capital
  - Quality of execution – good counterparty (diligence and documentation standpoint)
  - Settlement is a trade date plus 30 to 60 days (not the 3 days in the bond markets)

* FDIC call reports
** Palisades, from CoreLogic data
*** Palisades, LPS

Profile of Investment in Re-Performing Loan Market

Seasoned Mortgage Loans (Continued)

Investment Profile

- Quality monthly cash flow
- Positively skewed return profile
- Downside protection (defaults, home prices)
- Upside: home prices, economy, lending, confidence and capital markets
- Inflation correlation (real estate)
- Short relative duration

Generic Pricing

Re-Performing Loans

Rate Band	LTV Band	Price/UPB	Price/BPO
2%–3%	LTV < 100	Lo/Mid 80s	Hi 60s/Mid 70s
	LTV > 100	Mid 60s/Mid70s	Hi 80s/Lo 90s
3%–4%	LTV < 100	Hi 80s	Mid 70s/Lo 80s
	LTV > 100	Mid 70s/Lo 80s	Mid 90s

Non-Performing Loans

Judicial	Price/BPO
Judicial	60s
Non-Judicial	60s/70s

Return Attribution

Return Attribution For Re-Performing Loans

- Interest cash flow
- Recovery of purchase price discount
- Resolution of assets

Return Attribution (% of Total Return)



100%
80%
60%
40%
20%
0%
Return Attribution (% of total)
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Interest
Purchase Discount

Expanded Credit & Non-QM Loan Origination

Developing Residential Loan Market

- Low LTV ratio
- Expanded credit score box (down to 620 FICO)
- Higher debt-to-income ratio limits
- Fully documented borrower income and assets
- Verified employment
- Adhere to "Ability-to-Repay Rule" guidelines

Expanded Credit & Non-QM

- **Coupon and pricing exceeds "Qualified Mortgage" threshold**
- **Target loan rates between 7.0% and 9.5%**

PROPRIETARY STRUCTURED TRANSACTIONS

- Issue and retain mezzanine and subordinate securities
- Focus on control and oversight capabilities


LOANS
SENIOR
MEZZANINE
SUBORDINATE
EQUITY
Institutional Investors
Institutional Investors
Palisades
Palisades

PRE-CLOSING ACTIVITIES

PROPRIETARY LOAN LEVEL VALUATION MODEL

LLIFT
Loan Level Investment Forecast Tool


PALISADES

- Used for seasoned residential loans
- Each loan is modeled down 8 different paths
  1. Foreclosure and distressed liquidation
  2. Prepayment in full
  3. Short sale or refinance
  4. Modification
- Probability-based approach to forecasting at loan level
  - Reviews borrower credit attributes
  - Payment history
  - Loan characteristics
  - Property location

Pre-Closing Activities

DILIGENCE

- Compliance review
- Title & lien review
- Delinquent tax & HOA fee search
- Property value reconciliation
- Collection note review
- Review daily due diligence data
- Collateral inventory
- Rebuttal process

▪ All hands on deck – everyone participates in diligence
▪ Servicing notes - Occupancy, Employment, Property Condition
▪ Breaches federal, state and local anti-predatory lending laws
▪ Confirm and/or identify senior and subordinate liens
▪ Ensure proper collateral files are provided

▪ Diligence provides the upmost level of granularity
▪ 3-6 weeks depending on size of loan population
▪ Remove assets that rise to the level of material risk or liability
▪ Re-price assets with undisclosed characteristics impacting economics
▪ Pull thru rates vary between 70% - 95%

Post Closing Activity: Transfer Oversight Summary

SERVICING TRANSFER

- Tasks & responsibilities checklist
- Verify post-transfer data integrity
- Prioritize high risk transfer assets
- Review / modify Goodbye Letter
- Review / modify Welcome Letter
- Conduct post-transfer calls
- Follow "right party" contact
- ACH conversion

Performing Loans

- Focus on early right party contact
- Goal to maintain integrity of cash flow
- Convert existing ACH borrowers
- Encourage new ACH borrowers
- Track first payment to successor servicer

Non-Performing Loans

- Focus on existing loss mitigation activity
- Goal to enhance prior servicer's loss mitigation efforts
- Timeline management


Goodbye letters mailed to borrowers
Servicing transfer start
Incoming data received from prior servicer
Data fully boarded at new servicer
Borrower Welcome Calls begin & Hello Letters mailed
Welcome Calls attempted for all borrowers
WK1
WK2
WK3
WK4
WK5
WK6

Post Closing Activity: Trailing Document & Rep/Warranty

POST CLOSING

- Rep & warranty breach demands
- Trailing document review
- Closing assignments
- Closing endorsements
- Collateral curing

- Important to ensure regular review of collateral inventory
- Trailing document list sets forth collateral seller must provide
- If seller fails to provide collateral – send out repurchase demands
- Review loans for breaches of reps/warranties
- If material breach is found – send out repurchase demands

PORTFOLIO MANAGEMENT



Executive Leadership
CEO
CIO
CFO
Weekly meetings & 360° feedback loop
Palisades Teams
Accounting
Analytics
Compliance
Credit Risk Mgmt
Due Diligence
Legal
Transaction Mgmt
Portfolio Management
Portfolio Manager
Portfolio Manager
Portfolio Manager
FC/BK Specialist
Portfolio Analyst
REO Specialist
Portfolio Analyst
Servicing Partners
RUSHMORE
-Single points of contact-
Primary Transfer
-Dedicated Teams-
Loss Mit Default
BSI
-Single points of contact-
Primary Transfer
-Dedicated Teams-
Loss Mit Default
SELENE
-Single points of contact-
Primary Transfer
-Dedicated Teams-
Loss Mit Default
ASSETS
PERF
DLQ
BK
FC
REO

Portfolio Management: Servicing Partners

Servicing Partner Selection

- Track record of 3rd party special servicing
- Strong financial position with no legacy securitized servicing liabilities
- Government and rating agency approvals
- Fully compliant with strong governance
- "Not too big – not too small"

Rushmore Loan Management Services	Selene Finance	BSI Financial Services, Inc.
Locations	**Locations**	**Locations**
Irvine, CA	Houston, TX	Irving, TX
Irving, TX	Horsham, PA	Titusville, PA
	Jacksonville, FL	

Portfolio Management

Loan Servicing

- Review daily servicing notes
- Review monthly cash flow and resolution reports
- Update servicing and resolution strategies and procedures
- Track credit and performance metrics
- Monthly management review of loan servicing strategy and credit metrics

Asset Management

- Review delinquent loan pipeline and status of foreclosure and REO assets
- Develop rehab, collections, property management strategies
- Review internal team and third party service provider performance
- Ensure diversification of counterparty risk

Strategic Analysis

- Review impact of HPA projections and credit trends on portfolio
- Prepare risk analytics for Investment Committee
- Stress test portfolio and determine pro-active process improvements

Active Asset Management

Re-Performing Loans ("RPLs")

- Daily tracking and reconciliation of right party borrower contact and cash collections
- Strategies aimed at stabilizing rolling delinquencies
- Emphasis on optimal payment methods including registering borrowers for ACH payment

Non-Performing Loans ("NPLs")

- Step-by-step timeline tracking throughout bankruptcy and foreclosure process
- Loan-level cost tracking throughout the life of a loan from boarding to disposition
- Proactive loss mitigation management - specific groups targeted for loss mitigation/resolution
- Loss Mitigation: modifications, loan extensions/deferments
- Resolutions: short refinances, short sales, and deed-in-lieu, etc.

Resolution and Disposition

Pay-Off as Agreed

- Develop strategic plan for improving loan pay-off metrics
- Manage loan modification, write-off, refinancing and other programs
- Adopt and amend loan modification, refinancing, and forgiveness programs

Resolution

- Recommend strategy for each asset (short sale, refinance, deed-in-lieu, foreclosure)
- Analyze portfolio credit and cash flow implications
- If foreclosure is resolution path, determine strategy including rental, sale, or lease/option

Whole Loan Sale

- Utilize whole loan sales as a mechanism to balance portfolio risk and monetize gains
- Identify key risk factors in loan portfolio and identify at risk credits

Loan Management System


SERVICER DATA
Daily
Loan Characteristics
Loan Status
Loss Mitigation
Default Data
Borrower Details
Property Information
Raw Data
GLASS© Data Management
Business Logic – Integrity Checks – Exception Identification
Information


GLASS© Software
Loan Management
Reporting

Loan Management System

- Populated with nightly data feeds from the servicers
- Over 250 fields of data come through in each transmission
- Centralized repository for proactively managing servicers and loan assets
- Generates reports to track performance and identify “watch list” assets

FEE & EXPENSE RECONCILIATION


Servicer
Loan Level Daily/Monthly Fees
Palisades' Loan Management System
Reimbursement for Reconciled Fees/Expenses
Loan Level Fee/Expense Report
Fee/Expense Overage – Refund Demand
Palisades' PM/Reporting Team

WHAT'S NEXT?

Next Steps

- Process of transitioning more than $3.0 billion of seasoned loans to platform
- Provide liquidity to banks for their seasoned NPL and RPL disposition needs
- Provide liquidity to market for non-QM and expanded credit mortgage products
- Manager of mortgage credit risk

Vision for Clients

- Provide access to semi-exclusive market segments
- Continue to provide unique level of portfolio transparency
- Maintain alignment of interest between Palisades and clients

Contacts

Stephen M. Kirch

Chief Executive Officer

stephen.kirch@palisades.us.com

424-280-7570

Jack L. Macdowell, Jr., CFA

Chief Investment Officer

jack.macdowell@palisades.us.com

424-280-7570

Troy A. Grande, CFA

Chief Financial Officer

troy.grande@palisades.us.com

424-280-7575

www.palisades.us.com